UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

UNITED RENTALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, Connecticut	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On November 19, 2012, United Rentals, Inc. (the “Company”) was notified of forthcoming blackout periods for the RSC 401(k) Savings Plan (“RSC Plan”) and the United Rentals, Inc. 401(k) Investment Plan (“UR Plan”) in accordance with Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974. These blackout periods are attributable to: (1) the merger of the RSC Plan into the UR Plan effective January 1, 2013; and (2) the transition of recordkeeping, trustee and investment services for the UR Plan to a new recordkeeper, trustee and investment services provider. Following the merger of the RSC Plan into the UR Plan on January 1, 2013, the merged plan will be known as the United Rentals 401(k) Investment Plan (“Merged Plan”).

During the blackout periods, participants in the RSC Plan and UR Plan (after December 31, 2012, the Merged Plan), will be precluded from: directing or diversifying investments in individual accounts, including amounts invested in Company common stock; obtaining a loan; or obtaining a distribution or withdrawal. The blackout period is expected to begin for the UR Plan at 4:00 p.m. Eastern Time on December 21, 2012 and for the RSC Plan at 4:00 p.m. Eastern Time on December 31, 2012, and is expected to end for the Merged Plan during the week of January 7, 2013 (the “Blackout Period”).

The Company notified its directors and executive officers of the Blackout Period, and the corresponding suspension of insider trading pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. § 7244(a)) during the Blackout Period, on November 21, 2012. During the Blackout Period, directors and executive officers will be precluded from, directly or indirectly, purchasing, selling, or otherwise acquiring or transferring any common stock of the Company if the director or executive officer acquired such common stock in connection with his or her service as a director or executive officer of the Company. A copy of the notice to directors and executive officers is attached hereto as Exhibit 99.1.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting: Alissa Burroughs, United Rentals, Inc., 6929 E. Greenway Parkway, Ste 200, Scottsdale, AZ 85254, (480) 609-2025.

Any general inquiries regarding the Blackout Period may be directed to Alissa Burroughs, United Rentals, Inc., 6929 E. Greenway Parkway, Ste 200, Scottsdale, AZ 85254, (480) 609-2025.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit 99.1	Notice to Directors and Executive Officers Dated November 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers Dated November 21, 2012.

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